                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



         As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (registration No. 33-46699, No. 33-898878 and No. 333-32028) and the Company's previously filed registration statement on Form S-3, No. 333-23391.



                                           /s/ JOE C. NEAL & ASSOCIATES


Midland, Texas
June 23, 2003